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                                                                   EXHIBIT 10.14
                                OPEN-END MORTGAGE
                             AND ASSIGNMENT OF RENTS

This Open-End Mortgage is executed and delivered at Columbus, Ohio as of this first day of April, 1996 by SAGI REALTY LTD., ("GRANTOR"), an Ohio limited liability company whose mailing address is 995 Goodale Blvd., Columbus, Ohio 43212 to NATIONAL CITY BANK, COLUMBUS ("Bank"), a national banking association having its banking office at 155 East Broad Street, Columbus, Ohio 43251.

1. GRANT OF INTEREST. In order to induce Bank to extend or have outstanding such credit to or for the account of Grantor as Grantor may from time to time request and as Bank in its sole discretion may from time to time be willing to extend or have outstanding, and in order to induce Bank to take security interests in or purchase such obligations of Borrower as Borrower may from time to time request and as Bank in its sole discretion may from time to time be willing to take or purchase (each such credit extension if any, and each such taking or purchase, if any, to be in such form and upon such terms, subject to such conditions, and in accordance with such other provisions as Bank in its sole discretion shall deem advisable), and in consideration thereof and for other valuable considerations, Grantor hereby grants, mortgages, sells, conveys, and warrants to Bank, the following real property (the "PREMISES"):

      Situated in the Township of Prairie, Franklin County, Ohio as is more particularly described on Exhibit A, which Exhibit is attached to and made a part of this Mortgage;

      together with a security interest in all fixtures that are now or hereafter related to the Premises or any part thereof, and any and all replacements and substitutions therefor and additions and accessions thereto, and all Proceeds of all or any part of the property hereinbefore described;

      together with all awards, damages, and other compensation of any kind made or to be made to any Person or Persons for any taking, either permanent or temporary, by eminent domain or other governmental action, of all or any part of the Collateral which awards and compensation are hereby assigned to Bank; and

      together with all appurtenances to, and all issues, leases, profits, rents, rights, and privileges of the Premises,

      subject, however, to all legal highways, restrictions, and easements of record, current taxes and assessments not yet due, and the following additional encumbrances (IF NONE, ENTER "NONE"):

      None .

2. OBLIGATIONS SECURED. This Mortgage is given to secure payment of the Subject Debt. "SUBJECT DEBT" means, collectively, the principal of, interest on, fees, late charges, premiums, and other amounts owing under a certain promissory note made by Grantor on April 1, 1996 in the face

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      amount of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00), and payable to the order of Bank, and all amendments, modifications, extensions, and renewals of any thereof, to the extent that the total loan indebtedness secured by this Mortgage, exclusive of the interest thereon, does not at any time exceed TWO MILLION AND 00/100 DOLLARS ($2,000,000.00), plus all unpaid advances of Bank with respect to the Premises for the payment of taxes, assessments, insurance premiums, or costs incurred in the protection or operation of the Premises, and all other obligations of Grantor under this Mortgage.

3. DEFINITIONS. As used in this Mortgage, except where the context clearly requires otherwise, "Affiliate" means, when used with reference to any Person (the "subject"), a Person that is in control of, under the control of, or under common control with, the subject, the term "control" meaning the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; "Bank Debt" means, collectively, all Debt to Bank, whether incurred directly to Bank or acquired by it by purchase, pledge, or otherwise, and whether participated to or from Bank in whole or in part; "Collateral" means the Premises and all other property, whether real, personal, or mixed, tangible or intangible, now or hereafter existing, that is subject to the lien of this Mortgage or the security interest granted pursuant to this Mortgage; "Commitment" means any enforceable obligation, whether created orally or in writing, whether arising by contract, estoppel, or otherwise, whether conditional or unconditional, on the part of Bank to extend credit to or for the account of any Person or Persons; "Debt" means, collectively, all obligations of the Person or Persons in question, including, without limitation, every such obligation whether owing by one such Person alone or with one or more other Persons in a joint, several, or joint and several capacity, whether now owing or hereafter arising, whether owing absolutely or contingently, whether created by loan, overdraft, guaranty of payment, or other contract, or by quasi-contract, tort, statute, other operation of law, or otherwise; "Default" means (a) the nonpayment of the Subject Debt or any part thereof when due or (b) the occurrence or existence of any event, condition, or other thing (other than any event, condition, or other thing which would constitute a "Default" pursuant to the next preceding clause (a) which gives (or which with the lapse of any applicable grace period, the giving of notice, or both would give) Bank the right to accelerate or which automatically accelerates the maturity of any of the Subject Debt; "Environmental Law" means the Clean Air Act (42 USC 7401 et seq.), Comprehensive Environmental Response, Compensation, and Liability Act (42 USC 9601 et seq.), the Hazardous Material Transportation Act (49 USC 1801 et seq.), the Resource Conservation and Recovery Act (42 USC 5901 et seq.), the Federal Water Pollution Control Act (33 USC 1251 et seq.), the Toxic Substances Control Act (15 USC 2601 et seq.) and the Occupational Safety and Health Act (29 USC 651 et seq.), as such laws have been or hereafter may be amended, and the regulations promulgated pursuant thereto, and any and all similar present or future federal, state, or local laws and the regulations promulgated pursuant thereto; "Hazardous Material" means any chemical, material, or substance which could be detrimental to animal health, human health, vegetation, the environment, or the Premises which

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      is, or the disposal, manufacture, Release, storage, or transport of which is, or exposure to which is, prohibited, restricted, or otherwise regulated under any Environmental Law; "Mortgage" means this Open-End Mortgage (including, without limitation, each amendment, if any, hereto); "Obligor" means any Person who, or any of whose property, shall at the time in question be obligated in respect of all or any part of the Bank Debt of Grantor and (in addition to Grantor) includes, without limitation, co-makers, indorsers, guarantors, pledgors, hypothecators, mortgagors, and any other Person who agrees, conditionally or otherwise, to make any loan to, purchase from, or investment in, any other Obligor or otherwise assure such other Obligor's creditors or any of them against loss; "Person" means an individual or entity of any kind, including, without limitation, any association, company, cooperative, corporation, partnership, trust, governmental body, or any other form or kind of entity; "Prime Rate" means the fluctuating rate per annum which is publicly announced from time to time by Bank as being its so-called "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately, and without notice changing the Prime Rate thereafter applicable thereunder, it being acknowledged that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating-rate loans; "Proceeds" means whatever is received or receivable upon sale, exchange, collection, or other disposition of any property or Proceeds, whether directly or indirectly, and includes, without limitation, the proceeds of any casualty, liability, or title insurance relating to any such property and any goods or other property returned after any such sale, exchange, collection, or other disposition; "Related Writing-" means this Mortgage and any indenture, note, guaranty, assignment, mortgage, security agreement, subordination agreement, notice, financial statement, legal opinion, certificate, or other writing of any kind pursuant to which all or any part of the Bank Debt of Grantor is issued, which evidences or secures all or any part of the Bank Debt of Grantor, which governs the relative rights and priorities of Bank and one or more other Persons to payments made by, or the property of, any Obligor, which is delivered to Bank pursuant to another such writing, or which is otherwise delivered to Bank by or on behalf of any Person (or any employee, officer, auditor, counsel, or agent of any Person) in respect of or in connection with all or any part of the Bank Debt of Grantor; "Release" means any deposit, discharge, dispersal, disposal, emission, injection, leaching, leaking, migration, transport, or other movement through any medium, whether indoor or outdoor, whether ambient air, ground water, surface water, soil, or subsurface strata; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms.

4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Bank as follows:

      4.1 EXISTENCE. Grantor is a limited liability company organized and in good standing under Ohio law.

      4.2 AUTHORITY. Each Person, if any, executing and delivering this Mortgage on behalf of Grantor or any other Person has been duly authorized to do so, and this Mortgage is valid and enforceable against Grantor in accordance with its terms.

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      4.3   OWNERSHIP. Grantor is lawfully seized in fee simple of all of the
            Collateral absolutely free from any assignment, attachment, encumbrance, lease, license, mortgage, security interest, or other lien, and free from any other claim, right, or interest of any kind, except for any described in section 1 or any in favor of or consented to by Bank. Grantor has the lawful right to grant, mortgage, sell, and convey the Collateral to Bank pursuant to this Mortgage. No assignment, financing statement, or other writing (except any evidencing any lien or interest expressly permitted by this Mortgage) describing the Collateral or any part thereof is on file in any public office.

      4.4 COMPLIANCE WITH LAW. Grantor and all other Persons, if any, occupying, operating, or using the Premises or any part thereof have at all times been and continue to be in compliance with all requirements imposed by law, whether federal, state, or local, whether statutory, regulatory, or other, including, without limitation; (a) all Environmental Laws; (b) all approvals, certifications, licenses, permits, and other authorizations required by any Environmental Law for the conduct of any activity upon or within the Premises; and (c) all zoning ordinances applicable to the occupancy, operation, and use of the Premises or any part thereof. Without limiting the generality of the foregoing,

            (i) no condition exists at, on, or under the Premises which would give rise to any liability under any Environmental Law and

            (ii) Grantor is not on notice that the Premises or any part thereof has been placed on any registry of sites containing Hazardous Materials or that there has occurred any violation at, on, or under the Premises or any part thereof of (A) any Environmental Law, (B) any approval, certification, license, permit, or other authorization required by any Environmental Law for the conduct of any activity upon or within the Premises, or (C) any zoning ordinance.

5. FURTHER ASSURANCE. Grantor, at Grantor's expense, will make and do all such acts and things (including, without limitation, the delivery to Bank of any chattel paper, document, instrument, or other writing of any kind the possession of which perfects a security interest therein) as Bank may from time to time require for the better evidencing, perfection, protection, or validation of, or realization of the benefits of, this Mortgage or the security interest granted pursuant to this Mortgage. Without limiting the generality of the foregoing, Grantor will, at Grantor's expense, upon each request of Bank, (a) warrant and defend the Collateral to Bank and its successors and assigns and the claims and demand of all Persons whatever, (b) sign and file or permit Bank to file such financing statements, mortgages, and other writings as Bank may from time to time require and in such public offices as Bank may from time to time require; (c) comply with every other requirement deemed necessary by Bank for the perfection of the lien of this Mortgage

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      or the security interest granted pursuant to this Mortgage; and (d)
      execute and deliver such affidavits, assignments, financing statements, indorsements of specific items of Collateral, mortgages, powers of attorney, security agreements, and other writings as Bank may from time to time require, each in such form and substance satisfactory to Bank. Without diminishing or impairing any obligation of Grantor under this Mortgage, a carbon, photographic, or other reproduction of this Mortgage shall be sufficient as a financing statement.

6.    NOTICE. Grantor will give Bank

      (a) not less than seven (7) days' prior written notice of any change in circumstances which affects or may affect the continuing efficacy of this Mortgage as the first priority lien (subject to any described in section 1 or any in favor of or consented to by Bank) on the Collateral or any part thereof,

      (b) immediate written notice if any Person other than Grantor or Bank claims any lien or other right or interest of any kind (except for any described in section 1 or any in favor of or expressly consented to by Bank) in any of the Collateral,

      (c) immediate notice whenever any legal proceeding relating to the Premises shall have been commenced before any judicial or administrative tribunal, arbitrator, or mediator, or whenever any such proceeding shall have been threatened, or

      (d) immediate written notice whenever Grantor learns or has reason to believe that the Premises or any part thereof has been placed on any registry of Hazardous Material disposal sites or that there has occurred any violation at, on, or under the Premises or any part thereof of any Environmental Law or of any approval, certification, license, permit, or other authorization required by any Environmental Law for the conduct of any activity upon or within the Premises, or any violation of any zoning ordinance upon or within the Premises.

7. RECORDS. Grantor will at all times keep accurate and complete records of the Collateral. Bank (or one or more Persons selected by Bank) shall have the right at all reasonable times to examine, inspect, and make extracts from Grantor's books and records and to examine, appraise, and protect the Collateral. Without limiting the generality of the foregoing Bank (or one or more Persons selected by Bank) shall have the right, at any time and from time to time, to enter upon the Premises and conduct such appraisals, audits, examinations, inspections, site assessments, and tests as Bank shall deem advisable in order to comply with applicable law or to determine whether Grantor is in compliance with sections 10 and 12 of this Mortgage. Bank shall have no obligation whatever to conduct any such appraisals, audits, examinations, inspections, site assessments, or tests or disclose the results thereof, or having done so any one or more times, to thereafter continuing doing so. Grantor will reimburse Bank, on Bank's demand from time to time, for any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by

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      Bank in connection with any such appraisal, audit, examination, inspection, site assessment, or test. If any amount owing under this Mortgage is not paid when due, then, and in each such case, Grantor shall pay, on Bank's demand, interest on that amount from the due date thereof until paid in full at a fluctuating rate equal to four percent (4%) per annum plus the Prime Rate.

8.  ADDITIONAL COLLATERAL.

      8.1 DISPOSITIONS AND ENCUMBRANCES. Grantor will not, without in each case obtaining Bank's consent,

            (a) sell or otherwise dispose of any Collateral or any interest therein or

            (b) suffer or permit any Collateral (i) to be or become subject to any assignment, attachment, encumbrance, lease, license, mortgage, security interest, or other lien, and free from any other claim, right, or interest of any kind, except for any described in section l or any in favor of or consented to by Bank or (ii) to be described in any mortgage, financing statement, or other- writing, except any evidencing any lien or interest expressly permitted by this Mortgage.

      8.2 ASSIGNMENT OF RENTS. As additional security thereunder, Borrower hereby assigns to Lender all rents of the Property, provided that Borrower shall, prior to acceleration under the provisions hereof or abandonment of the Property and unless otherwise agreed to in writing by Borrower and Lender, have the right to collect and retain such rents as they may become due and payable.

9. MOVEMENT AND DETACHMENT FROM REAL PROPERTY. Grantor will not suffer or permit any improvements or fixtures now or hereafter subject to the lien of this Mortgage to be moved or detached from the Premises if such movement or detachment diminishes the value of the Premises.

10. MAINTENANCE OF GOODS, TAXES, AND PRESERVATION COSTS. Grantor will maintain all improvements and fixtures now or hereafter subject to the lien of this Mortgage in good condition. Grantor will pay promptly all assessments, levies, taxes, and other charges now owing or hereafter arising in connection with this Mortgage and the Collateral, and will pay all repair, maintenance, and preservation costs in respect thereof. If Grantor does not do so, then, and in each such case, Bank shall have the right, at its option, to pay the same, and Grantor will, on Bank's demand, reimburse Bank for all amounts Bank so pays. Grantor will seek such reductions in the assessments, levies, taxes, and other charges on the Collateral or such thereof as Bank shall from time to time request, and prosecute in good faith all complaints and appeals in connection therewith, all without expense to Bank. Grantor will, upon each request of Bank, furnish Bank with such advances, assurances (including, without limitation, a surety bond from a surety satisfactory to Bank), and deposits, in each case on terms satisfactory to Bank, in order to ensure that Grantor will perform Grantor's obligations under this section 10.

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11.   INSURANCE. Grantor will at all times keep all improvements and fixtures now or hereafter existing upon or within the Premises insured under so-called "causes of loss-special form" policies of insurance issued by such companies and in such amounts (but in no case, except in the case of flood insurance, less than the full replacement value thereof or the amount necessary to prevent the operation of any applicable coinsurance provision, whichever amount shall be greater), as shall be acceptable to Bank. Grantor will at all times maintain flood insurance as required by the Flood Disaster Protection Act of 1973, as amended from time to time, and the regulations promulgated thereunder, and will at all times maintain any additional flood insurance required by Bank. Grantor will at all times maintain so-called "commercial general liability" insurance with such insurers and in such amounts as shall be acceptable to Bank. Any determination by Bank regarding the acceptability of the issuer or the amount of any insurance policy shall be deemed to have been made without any representation or warranty of any kind, Grantor hereby assuming the burden of ensuring that each such issuer and each such amount is adequate for the protection of Grantor and all other Persons.

      11.1 POLICIES. Grantor will cause each policy of insurance covering any improvements or fixtures existing upon or within the Premises to (a) require the insurer to give Bank written notice not less than thirty
            (30) days prior to any cancellation, expiration, modification, or non-renewal of the policy, (b) have attached thereto (i) a standard mortgagee's or lender's loss payable endorsement in favor of Bank, entitling Bank to collect any and all proceeds payable under the policy and providing in effect that the rights and interests of Bank thereunder are independent of, and shall not be diminished or impaired by, any action, inaction, or breach of condition on the part of Grantor and (ii) a waiver of subrogation endorsement, and
            (c) be otherwise in form and substance satisfactory to Bank. Grantor will seasonably pay all premiums for the foregoing policies of insurance and will cause the issuer of each such policy to deliver an original counterpart thereof directly to Bank.

      11.2 ASSIGNMENT. Grantor hereby assigns to Bank any returned or unearned premium due upon cancellation of any such insurance and directs insurer to pay to Bank all amounts so due, but only to the extent of the outstanding balance then due and payable on this Note, provided that, in the event of a casualty loss and if Grantor is not otherwise in Default, any such proceeds shall be deposited in an escrow account with Bank to be utilized for the rebuilding of the improvements to the extent rebuilding is feasible, and if rebuilding is determined by the parties not to be feasible, then such proceeds shall be applied by Bank to any outstanding balance then due and owing on the Note. All or any portion of amounts received by Bank in payment of insurance losses or returned or unearned premiums may, at Bank's option, be applied to the Subject Debt (with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable) or to the repair, replacement, or restoration of the improvements or fixtures insured.

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      11.3  ADJUSTMENTS. Grantor, in the event of loss, but only if Grantor is in Default, hereby irrevocably appoints Bank as Grantor's attorney-in-fact to adjust all insurance losses, to sign all applications, receipts, releases, and other writings necessary to collect any such loss and any returned or unearned premiums, to execute proofs of loss, to make settlements, to indorse and collect any check or other item payable to Grantor issued in connection therewith, and to apply the same to payment of the Subject Debt as hereinbefore provided.

      11.4 INSURANCE COLLATERAL ACCOUNT. If Grantor does not maintain insurance pursuant to this section, then, and in each such case, Bank shall have the right to obtain such insurance or obtain insurance covering only Bank's interest; and, if Bank elects to do either, Grantor will, on Bank's demand, reimburse Bank for all amounts Bank expends in doing so. Bank shall have the right to require Grantor, at any time and from time to time, to maintain with Bank, in a non-interest bearing account (the "Insurance Collateral Account") over which Bank shall have sole dominion and control and from which only Bank may withdraw funds, a deposit balance in an amount equal to one hundred ten percent (110%) of one/twelfth (l/12th) of the aggregate annual premiums under all policies, of insurance required under this Mortgage. Each deposit to the Insurance Collateral Account shall be subject to Bank's general rules and regulations except to the extent, if any, inconsistent with this Mortgage. Bank shall have the right (but no obligation) withdraw funds from the Insurance Collateral Account at any time and from time to time and to use the same to obtain insurance as hereinbefore provided, or, after the occurrence of any Default, for application to any Subject Debt. Bank in its discretion may from time to time release to Grantor (or to Grantor's order) all or any of the funds then held in the Insurance Collateral Account, but no such release or releases shall commit Bank thereafter to make any further or other such releases. Grantor hereby grants Bank a security interest in the Insurance Collateral Account to secure all obligations secured by the lien of this Mortgage. If at any time the balance in the Insurance Collateral Account shall be less than the required amount, whether as a result of any withdrawal by Bank or otherwise, then, and in each such case, Grantor will, forthwith on Bank's request, deposit such additional amounts as are necessary to restore that balance to the required amount.

12. COMPLIANCE WITH LAW. Grantor will, and cause all other Persons, if any, operating or in possession of the Premises to, comply at all times and in all respects with all laws (whether federal, state, or local and whether statutory, administrative, judicial, or other) and with every lawful governmental order (whether administrative or judicial) pertaining to the occupancy, operation, and use of the Premises and, without limiting the generality of the foregoing, will, and will cause each such Person to,

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      (a)   occupy, operate, and use the Premises in compliance with all
            Environmental Laws and handle all Hazardous Materials in compliance therewith,

      (b) comply with and keep in full effect each approval, certification, license, permit, or other authorization required by any Environmental Law for the conduct of any activity upon or within the Premises, and

      (c) occupy, operate, and use the Premises in compliance with all zoning ordinances.

13. POWER OF ATTORNEY. Grantor hereby irrevocably constitutes and appoints Bank, through its employees and agents, with full power of substitution, as Grantor's true and lawful attorney-in-fact, with full irrevocable power and authority in the place of Grantor and in the name of Grantor or in Bank's own name, for the purpose of carrying out the terms of this Mortgage, to perform, at any time and from time to time, each agreement contained in this Mortgage that is on Grantor's part to be complied with, and to take any and all actions and to execute and deliver any and all writings which may be necessary or desirable to give Bank the full benefit of this Mortgage, in each case as Bank may from time to time deem advisable, Grantor hereby agreeing that Bank shall owe no duty whatever to Grantor to perform any such agreement, to take any such action, or to execute or deliver any such writing or, having done so any one or more times, to thereafter continue doing so. Without limiting the generality of the foregoing, Grantor hereby irrevocably authorizes Bank, at any time and from time to time, to (a) fill in any blank space contained in this Mortgage or any other Related Writing, (b) to correct patent errors, to complete and correct the description of the Collateral, and to complete the date herein or therein, (c) to sign on Grantor's behalf and file, at Grantor's expense and without Grantor's signature, such affidavits, assignments, financing statements, indorsements of specific items of Collateral, mortgages, powers of attorney, security agreements, and other writings as Bank may from time to time deem advisable for the better evidencing, perfection, protection, or validation of, or realization of the benefits of, this Mortgage or the security interest granted pursuant to this Mortgage, and (d) to seek such reductions in the assessments, levies, taxes, and other charges on the Collateral or such thereof as Bank shall from time to time deem advisable, and to prosecute all complaints and appeals in connection therewith.

14. UNCONDITIONAL AND CONTINUING INTEREST. Grantor's obligations under this Mortgage and granting of the mortgage lien and security interest to Bank pursuant to this Mortgage are unconditional and effective immediately, and (except for obligations surviving indefinitely pursuant to section 22) those obligations and the lien and security interest so granted shall continue in full effect until the Subject Debt shall have been paid in full, regardless of the lapse of time, regardless of the fact that there may be a time or times when no Subject Debt is outstanding, regardless of any act, omission, or course of dealing whatever on Bank's part, and regardless of any other event, condition, or other thing.

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15.   PAYMENT IN FULL; DEFEASANCE. Payment in full of the Subject Debt shall be deemed not to have occurred unless and until (a) Grantor shall have limited the indebtedness secured by this Mortgage to zero by the giving and recording of notice under applicable law, (b) all Commitments made to Borrower prior to the limitation of the indebtedness secured by this Mortgage shall have ceased to exist, and (c) all of the Subject Debt shall have been paid to Bank in collected funds that are not subject to recovery by any trustee in bankruptcy or any other Person. Upon payment in full of the Subject Debt, this Mortgage (except for obligations surviving indefinitely pursuant to section 22) shall be void.

16. BANK'S DUTIES LIMITED. Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against other Persons, beyond the safe custody of any Collateral in Bank's possession. Bank shall have no liability for its delivery of any property to any Person or Persons who Bank determines in good faith to be entitled to the same.

17. NO SETOFF. Grantor hereby waives any and all now existing or hereafter arising rights to recoup or offset any obligation of Grantor under or in connection with this Mortgage or any Related Writing against any claim or right of Grantor against Bank.

18. NO HOMESTEAD, EXEMPTION, VALUATION, OR APPRAISAL RIGHTS; NO DOWER. Grantor waives any homestead or exemption rights as against the obligations secured by this Mortgage, and waives any and all rights Grantor may now or hereafter have to insist upon any valuation or appraisal of the Collateral or any part thereof. The undersigned spouse, if any, hereby releases and forever quit-claims to Bank all right, title, and expectancy of dower in the Collateral. If Grantor is more than one Person, then, at Bank's discretion, those Persons, or either of them, may be deemed to be jointly and severally liable for the payment and performance of Grantor's obligations under this Mortgage.

19. INDEMNITY: ADMINISTRATION, ENFORCEMENT, AND TERMINATION; INTEREST. Grantor will reimburse Bank, on Bank's demand from time to time, for any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by Bank in administering this Mortgage and in enforcing, exercising, or protecting its rights under this Mortgage or under applicable law, or in attempting to do any of the foregoing. Grantor agrees that if and when Bank's security interest shall have terminated in accordance with the provisions of this Mortgage, Grantor will, on Bank's demand from time to time, reimburse Bank for all costs and expenses (including, without limitation, fees and disbursements of legal counsel) incurred by Bank in releasing or terminating each assignment, financing statement, mortgage, or other writing signed pursuant to this Mortgage. If any amount owing under this Mortgage is not paid when due, then, and in each such case, Grantor shall pay, on Bank's demand, interest on that amount from the due date thereof until paid in full at a fluctuating rate equal to four percent (4%) per annum plus the Prime Rate. Grantor will, upon each request of Bank, furnish Bank with such advances, assurances (including, without limitation, a surety bond from a surety satisfactory to Bank) and deposits, in each case on terms satisfactory to Bank, in order to ensure that Grantor will perform Grantor's obligations under this section 19 .

20. INDEMNITY: COMPLIANCE WITH LAW. Grantor will indemnify Bank, its shareholders, directors, officers, employees, agents, and independent contractors and their respective successors and assigns, from and against any and all liabilities and any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) arising out of or in connection with any breach of any representation or warranty contained in subsection 4.4, or any failure to perform or observe any agreement contained in section 12, or the existence of any Hazardous Material upon or within, or the Release of any Hazardous Material from, upon, or within, the Premises or any part thereof and, in connection therewith, (a) the release of any lien upon all or any part of the Premises, (b) any clean-up or other remediation under any Environmental Law or otherwise, (c) any claim of any Person, (d) any action or inaction by Grantor or any other Person occupying, operating, or using the Premises or any part thereof, or by any of their respective shareholders, directors, officers, employees, agents, or contractors, (e) any loss of value in the Collateral, and (f) any failure of or defect in title to the Collateral or any part thereof. Grantor will, upon each request of Bank, furnish Bank with such advances, assurances (including, without limitation, a surety bond from a surety satisfactory to Bank), and deposits, in each case on terms satisfactory to Bank, in order to ensure that Grantor will perform Grantor's obligations under this section 20.

21. WAIVERS; REMEDIES; APPLICATION OF PAYMENTS. Bank may from time to time in its discretion grant waivers and consents in respect of this Mortgage or any other Related Writing or assent to amendments thereof, but no such waiver, consent, or amendment shall be binding upon Bank unless set forth in a writing (which writing shall be narrowly construed) signed by Bank. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, or privilege by Bank shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each such right, power, or privilege may be exercised either independently or concurrently with others and as often and in such order as Bank may deem expedient. Each right, power, or privilege specified or referred to in this Mortgage is in addition to and not in limitation of any other rights, powers, and privileges that Bank may otherwise have or acquire by operation of law, by other contract, or otherwise. Bank shall be entitled to equitable remedies with respect to each breach or anticipatory repudiation of any provision of this Mortgage, and Grantor hereby waives any defense which might be asserted to bar any such equitable remedy. Without limiting the generality of the foregoing, Bank, in any action to enforce any right arising under or in connection with this Mortgage, shall be entitled to the appointment, without notice to Grantor and regardless of whether Bank has an adequate remedy at law, of a receiver of the Collateral or such thereof as Bank shall deem advisable, with power to manage and operate that Collateral during the pendency of that action and until the consummation of any sale or other disposition of that Collateral, and with power to do such other acts and things to enable Bank to realize the benefits of this Mortgage. Bank shall have the right to apply all cash Proceeds of any Collateral to the Subject Debt with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable.

22. OTHER PROVISIONS. The provisions of this Mortgage shall bind Grantor and Grantor's executors, heirs, successors, and assigns and benefit Bank and its successors and assigns. Except for Grantor and Bank and their respective successors and assigns, there are no intended beneficiaries of this Mortgage, provided, that Bank shall have the right, in its discretion, to designate, at any time and from time to time, one or more of Bank's shareholders, directors, officers, employees, agents, and independent contractors and their respective successors and assigns as intended beneficiaries of section 20 . Each representation or warranty made in or pursuant to this Mortgage shall survive the execution and delivery of this Mortgage and each other Related Writing. The provisions of sections 16 through 25, both inclusive, shall survive the payment in full of the Subject Debt, the release of this Mortgage and the termination of the security interest granted pursuant to this Mortgage. The several captions to different sections and subsections of this Mortgage are inserted for convenience only and shall be ignored in interpreting the provisions thereof. Each reference to a section includes a reference to all subsections thereof (i.e., those having the same character or characters to the left of the decimal point), except where the context clearly does not so permit. If any provision in this Mortgage shall be or become illegal or unenforceable in any case, then that provision shall be deemed modified in that case so as to be legal and enforceable to the maximum extent permitted by law while most nearly preserving its original intent, and in any case the illegality or unenforceability of that provision shall affect neither that provision in any other case nor any other provision. Interest for any given period shall accrue on the first day thereof but not on the last day thereof (unless the last day is the first day) and in each case shall be computed on the basis of a 360-day year and the actual number of days in the period. In no event shall interest accrue at a higher rate than the maximum rate, if any, permitted by law. Bank shall have the right to furnish to its Affiliates, and to such other Persons as Bank shall deem advisable for the conduct of its business, information concerning the business, financial condition, and property of Grantor, the amount of the Bank Debt of Grantor, and the terms, conditions, and other provisions applicable to the respective parts thereof. This Mortgage shall be governed by the law (excluding conflict of laws rules) of the jurisdiction in which Bank's banking office is located.

23. INTEGRATION. This Mortgage and, to the extent consistent with this Mortgage, the other Related Writings, set forth the entire agreement of Grantor and Bank as to its subject matter, and may not be contradicted by evidence of any agreement or statement unless made in a writing (which writing shall be narrowly construed) signed by Bank contemporaneously with or after the execution and delivery of this Mortgage.

24. NOTICES AND OTHER COMMUNICATIONS. Each notice, demand, or other communication shall be deemed to have been given to Borrower whenever Bank shall have mailed a writing to that effect by certified or registered mail to Borrower at Borrower's mailing address (or any other address of which Borrower shall have given Bank notice after the execution and delivery of this Note) and said writing is received or refused; however, no other method of giving actual notice to Grantor is hereby precluded. Each communication to be given to Bank shall be in writing and shall be given to Bank's Capital Banking Division at Bank's banking office (or any other address of which Bank shall have given notice to Grantor after the execution and delivery this Agreement). Grantor hereby assumes all risk arising out of or in connection with each such communication given by Grantor to Bank and each communication given or attempted by Borrower in contravention of this section. Bank shall be entitled to rely on each communication believed in good faith by Bank to be genuine.

25. JURISDICTION AND VENUS; WAIVER OF JURY TRIAL. Any action, claim, counterclaim, crossclaim, proceeding, or suit, whether at law or in equity, whether sounding in tort, contract, or otherwise at any time arising under or in connection with this Mortgage or any other Related Writing, the administration, enforcement, or negotiation of this Mortgage or any other Related Writing, or the performance of any obligation in respect of this Mortgage or any other Related Writing (each such action, claim, counterclaim, crossclaim, proceeding, or suit, an "ACTION") may be brought in any federal or state court located in the city in which Bank's banking office is located. Grantor hereby unconditionally submits to the jurisdiction of any such court with respect to each such Action and hereby waives any objection Grantor may now or hereafter have to the venue of any such Action brought in any such court. Grantor HEREBY, AND EACH HOLDER OF THE Subject Debt OR ANY PART THEREOF, KNOWINGLY AND VOLUNTARILY WAIVES JURY TRIAL IN RESPECT OF ANY Action.

Signed and Acknowledged
in the Presence of:                           GRANTOR:

/s/ BRIAN T. STRAYTON                       SAGI REALTY LTD.
--------------------------------
witness as to all signatures

                                            By: Safe Auto Group, Inc., an
                                                Ohio Corporation, a Member

BRIANT T. STRAYTON
--------------------------------
witness name printed
                                            By: /s/ Ari Deshe
                                                --------------------------------
                                                Ari Deshe, President

/s/ WILLIAM W. SPENCER
--------------------------------
witness as to all signatures

                                            By: Safe Auto Group Agency,
                                                Inc., an Ohio Corporation,
WILLIAM W. SPENCER                              a Member
--------------------------------
witness name printed

                                            By: /s/ Ari Deshe
                                                --------------------------------
                                                Ari Deshe, President

STATE OF OHIO
COUNTY OF FRANKUN, SS:

BEFORE ME, a Notary Public in and for said County and State, personally appeared Ari Deshe, in his capacity as President of Safe Auto Group, Inc., in its capacity as a Member of, SAGI Realty Ltd., who acknowledged that he did sign the foregoing for and on behalf of that entity, with all necessary power and authority to do so, and that the same is the free act and deed of that entity and is the free act and deed of each such individual personally and in the capacity hereinbefore set forth.

IN TESTIMONY, I set my hand and official seal this 1st day of APRIL, 1996.

                                          /s/ WILLIAM W. SPENCER
                                          -----------------------
                                          Notary Public

                                        [STAMP]    WILLIAM W. SPENCER
                                                   ATTORNEY AT LAW
                                             NOTARY PUBLIC, STATE OF OHIO
                                         My commission has no expiration date.
                                                  Section 147.03 R.C

STATE OF OHIO
COUNTY OF FRANKUN, SS:

BEFORE ME, a Notary Public in and for said County and State, personally appeared Ari Deshe, in his capacity as President of Safe Auto Group Agency, Inc., in its capacity as a Member of, SAGI Realty Ltd., who acknowledged that he did sign the foregoing for and on behalf of that entity, with all necessary power and authority to do so, and that the same is the free act and deed of that entity and is the free act and deed of each such individual personally and in the capacity hereinbefore set forth.

IN TESTIMONY, I set my hand and official seal this 1st day of APRIL, 1996.

                                          /s/ WILLIAM W. SPENCER
                                          -----------------------
                                          Notary Public

                                        [STAMP]    WILLIAM W. SPENCER
                                                   ATTORNEY AT LAW
                                             NOTARY PUBLIC, STATE OF OHIO
                                         My commission has no expiration date.
                                                  Section 147.03 R.C

 This Mortgage was prepared by:

 National City Bank, Columbus
 Law Department
 155 East Broad Street
 Columbus, Ohio  43251

                                   EXHIBIT A

[MYERSSURVEYING LOGO]

2740 East Main Street
Bexley, Ohio 43209-2577
(614) 235-8677
Telefax 235-4559

                                                               February 12, 1996

                                  2.783 ACRES

            Situated in the State of Ohio, County of Franklin, City of Whitehall, being all the tracts conveyed to Board of Education, Whitehall City School District of record in Deed Book 2944, Page 482, Deed Book 2877, Page 541 and Deed Book 3024, Page 580 and part of the tracts conveyed to said Board in Deed Book 575, Page 330 and Deed Book 707, Page 289, (Recorder's Office, Franklin County, Ohio), also being all of Lot 247 and part of Lots 203, 16, 17, 18, 19, and 20 of Lowrie Brothers East Broad Street Acre Allotment the same as numbered and delineated in Plat Book 8, Page 18-A of record in said Recorder's Office, and being more particularly described as follows:

            Beginning at an Iron pin found at the southeast corner of said Lot 247 and in the west line of Robinwood Avenue (60 feet wide);

            thence, along the south line of said Lot 247 ( the north line of Lot
      248) and part of the south line of Lot 203 ( part of the north line of Lot
      204) North 85 degrees 56 minutes 30 seconds West, 552.10 feet to an iron pin found in the south line of said Lot 203 (passing an iron pin found at the southwest corner of said Lot 247 at 405.6 feet and an iron pin found at the southeast corner of the tract conveyed in said Deed Book 3024, Page 580 at 448.10 feet)

            thence, across said Lot 203, North 23 degrees 15 minutes 30 seconds West, 113.14 feet to an iron pin found in the north line of said Lot 203 (the south line of Lot 15), also being the northwest corner of the tract conveyed in said Deed Book 3024, Page 580;

            thence, along part of north line of said Lot 203 (part of the south line of Lot 15), S 85 degrees 56 minutes 30 seconds East, 96.92 feet to an iron pin found at the southwest corner of said Lot 16 (southeast corner of said Lot 15 and passing the northeast corner of the tract conveyed in said Deed Book 3024, Page 580 at 1.5 feet);

            thence, along part of the west line of said Lot 16 (part of the east line of said Lot 15), North 04 degrees 03 minutes 00 seconds East, 110.17 feet to an iron pin set; continued...

                                    EXHIBIT A

                                     Page 2
                                  2.783 ACRES

            thence, across said Lots 16, 17, and 18, North 82 degrees 32 minutes 31 seconds East, 310.58 feet to an iron pin set in the east line of said Lot 18 (west line of Lot 9);

            thence, along part of the east line said Lot 18 (part of the west line of said Lot 19); South 04 degrees 03 minutes 00 seconds West, 72.68 feet to an iron pin found;

            thence, across said Lots 19 and 20, South 85 degrees 56 minutes 30 seconds East, 202.80 feet to an iron pin found in the east line of said Lot 20 and the west line of said Robinwood Avenue;

            thence, along part of the east line of said Lot 20, the east line of said Lot 247, and the west line of said Robinwood Avenue, South 04 degrees 03 minutes 00 seconds West, 200.00 feet to the place of beginning CONTAINING 2.783 ACRES. Subject, however, to all legal highways, leases, and easements of record and of records in the respective utility offices.

            The foregoing description was prepared from actual field measurements in May 1995 by Myers Surveying Company, Inc.. Iron pins set are 30" X 1" O.D. with an orange plastic cap inscribed "P.S. 6579", unless otherwise noted. Basis of bearings is the south line of Lot 203 Lowrie Bros. East Broad Street Acre Allotment as North 85 degrees 56 minutes 30 seconds West as shown in Deed Book 2944, Page 482.

            MYERS SURVEYING COMPANY, INC.

            /s/ Joseph P. Myers

            Joseph P. Myers, P.S. 7361                    [STAMP]
            JPM/adm (20040695)

                                   EXHIBIT A
[MYERSSURVEYING LOGO]

2740 East Main Street
Bexley, Ohio 43209-2577
(614) 235-8677
Telefax 235-4559

                                                               February 12, 1996

                                  2.096 ACRES

            Situated in the state of Ohio, County of Franklin, City of Whitehall, being part of the tracts conveyed to Board of Education, Whitehall city School District of record in Deed Book 575, Page 330 and Deed Book 707, Page 289, (Recorder's Office Franklin County, Ohio), also being part of Lots 16, 17, and 18 of Lowrie Brothers East Broad Street Acre Allotment the same as numbered and delineated in Plat Book 8, page 18-A of record in said Recorder's Office, and being more particularly described as follows:

            Commencing at the northeast corner of Lot 20 of said Lowrie Bros. East Broad Street Acre Allotment said point also being the intersection of the south line of East Broad Street (66 feet wide) and the west line of Robinwood Avenue (60 feet wide);

            thence, along the south line of said East Broad Street, the north lines of Lots 20 and 19 of said Lowrie Bros, East Broad Street Acre Allotment, South 82 degrees 32 minutes 31 seconds West, 207.03 feet to a solid iron pin found at the northeast corner of said Lot 18 (northwest corner of said Lot 19) and THE TRUE POINT OF BEGINNING, of the herein described parcel;

            thence, along part of the east line of said Lot 18 (part of the west line of said Lot 19), South 04 degrees 03 minutes 00 seconds West, 300.00 feet to an iron pin set;

            thence, across said Lots 18, 17 and 16, South 82 degrees 32 minutes 31 Seconds West, 310.58 feet to an iron pin set in the west line of said Lot 16 (east line of Lot 15);

            thence, along part of the west line of said Lot 16 (part of the east line of Lot 15), North 04 degrees 03 minutes 00 seconds East, 300.00 feet to a point in a utility pole at the northwest corner of said Lot 16 (northeast corner of Lot 15) and in the south line of said East Broad Street (passing an iron pin found at 79.63 feet and an iron pin set at 299.00 feet);

                                                         continued ....

                                    EXHIBIT A

                                      PAGE

                                  2.096 ACRES

            thence, along the north lines of said Lots 16, 17, and 18, and the south line of East Broad Street, North 82 degrees 32 minutes 31 seconds East, 310.58 feet to the place of beginning CONTAINING 2.096 ACRES (passing an iron pin set at 1.0 foot). Subject, however, to all legal highways, leases, and easements of record, and of records in the respective utility offices.

            The foregoing description was prepared from actual field measurements in May 1995 by Myers Surveying Company, Inc.. Iron pins set are 30" X 1" O.D. with an orange plastic cap inscribed "P.S. 6579", unless otherwise noted. Basis of bearings is the south line of Lot 203 Lowrie Bros. East Broad Street Acre Allotment as North 85 degrees 56 minutes 30 seconds West as shown in Deed Book 2944, page 482.

            MYERS SURVEYING COMPANY, INC.

            /s/ Joseph P. Myers

            Joseph P. Myers, P.S. 7361                   [STAMP]
            JPM/adm (20040695)